UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09141

Eaton Vance Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2005

Item 1. Reports to Stockholders

Annual Report November 30, 2005

EATON VANCE
MUNICIPAL
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trust as of November 30, 2005

MANAGEMENT’S DISCUSSION OF TRUST PERFORMANCE

Eaton Vance Municipal Income Trust (the “Trust”) is designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment grade municipal securities.

Economic and Market Conditions

The economy expanded at a 4.3% pace in the third quarter of 2005, up from the 3.3% growth rate of the second quarter. Despite high energy prices, rising mortgage rates and a persistent tightening by the Federal Reserve, the economy continued to expand and to create jobs – 200,000 in November 2005 alone. Recent economic data suggest that the hurricanes that pummeled the Gulf Coast region in late summer and early fall did not have a significant effect on the nation’s overall economy. The economy appeared to be performing much the way it was prior to the hurricanes – in both the manufacturing and service sectors – with little evidence of inflationary pressures. Moreover, worries about a pickup in inflation appear to have waned recently, as prices for crude oil, gasoline and jet fuel have backed off their previous highs.

Investor sentiment regarding the Fed’s monetary policy appears to have shifted in recent months as investors have begun to anticipate the end of the Fed’s series of interest rate hikes (which began in June 2004). The improved investor sentiment has likely accounted, in part, for the improved performance of the financial markets in the fourth quarter of 2005.

The municipal market continued to be adversely affected by strong primary market supply. Municipal issuers are collectively in the midst of their characteristic year-end rush to bring issues to market. As a result, the municipal market may see a record supply of new issuance for 2006. Combined with lackluster retail demand, the large supply pressures pushed tax-exempt yields to more attractive levels. At November 30, 2005, long-term AAA-rated insured municipal bonds yielded 98% of U.S. Treasury bonds with similar maturities.*

For the year ended November 30, 2005, the Lehman Brothers Municipal Bond Index† (the “Index”) posted a modest gain of 3.88%. The Index is an unmanaged index commonly used as a broad measure of municipal bond performance. While offering some insights into the overall performance of the municipal market, the Index is broadly based and is not necessarily reflective of the performance of the Trust. For information about the Trust’s performance, see the Performance Information and Portfolio Composition page that follows.

Management Discussion

The Trust invests primarily in bonds with maturities of 20 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. Given the flattening of the yield curve over the past 18 months – with shorter-maturity yields rising as longer-maturity yields declined slightly – the long end of the curve was an attractive place to be positioned. However, given the leveraged nature of the Trust, the flattening yield curve has negatively affected the borrowing costs associated with the leverage. As borrowing costs have risen, the income generated by the Trust has declined. Please see the Performance Information and Portfolio Compostion page that follows for a description of the Trust’s leverage as of November 30, 2005.

During the year ended November 30, 2005, the Federal Reserve raised short-term interest rates at regular intervals and commodities prices rose significantly, yet the economy grew at a solid pace with low to moderate inflation. In this environment, we continued to maintain a somewhat cautious outlook on interest rates and adjusted the Trust’s duration profile accordingly. Duration measures a bond fund’s sensitivity to changes in interest rates.

During the past year, credit spreads, which measure the difference in yield between higher-risk bonds and lower-risk bonds, narrowed. As a result, the lower-rated bonds owned by the Trust performed well and made an important contribution to performance. Where prudent, we took advantage of the narrow credit spreads in an effort to lower the Trust’s exposure to credit risk.

We continued to focus on finding relative value within the marketplace – in issuer names, coupons, maturites, and sectors. Relative value trading, which seeks to capitalize on undervalued securities that may have been overlooked, enhanced the returns of the Trust during the past year.

Finally, we continued to closely monitor call protection in the Trust. Call protection remains an important strategic consideration for municipal bond investors, especially since refinancing activity has increased over the past 12 months.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

* Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trust’s yield.

† It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Past performance is no guarantee of future results.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Municipal Income Trust as of November 30, 2005

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance as of 11/30/05(1)

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	-0.38%
Five Years	14.28%
Life of Trust (1/29/99)	7.27%

Average Annual Total Returns (by net asset value)

One Year	11.56%
Five Years	11.91%
Life of Trust (1/29/99)	6.75%

Index Performance(2)

Lehman Brothers Municipal Bond Index

One Year	3.88%
Five Years	5.92%
Life of Trust (1/31/99)	5.12%

Lipper Averages(3)

Lipper General Muni Debt Funds (Leveraged) Classification Average

One Year	6.61%
Five Years	7.70%
Life of Trust (1/31/99)	5.80%

Market Yields

Market Yield(4)	6.75%
Taxable Equivalent Market Yield(5)	10.38%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Trust performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return.

Rating Distribution(6), (7)

By total investments

Trust Statistics(7)

• Number of Issues:	119
• Average Maturity:	23.1 years
• Effective Maturity:	11.8 years
• Average Rating:	A
• Average Call:	8.2 years
• Average Dollar Price:	$95.33
• Leverage:*	34%

*                 The leverage amount is a percentage of the Trust’s total assets. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1)          Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust's performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust's shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust's issuance of Auction Preferred Shares.

(2)          It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(3)          The Lipper Average is the average total return of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Muni Debt Funds (Leveraged) Classification contained 64, 48, and 46 funds for the 1-year, 5-year, and Life-Of-Trust time periods, respectively. Lipper averages are available as of month-end only.

(4)          The Trust's market yield is calculated by dividing the last dividend per share of the fiscal year by the share price at the end of the period and annualizing the result.

(5)          Taxable-equivalent figure assumes a maximum 35.00% federal tax rate. A lower tax rate would result in lower tax-equivalent figures.

(6)          As of 11/30/05. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7)          Portfolio information may not be representative of the Trust's current or future investments and may change due to active management.

Eaton Vance Municipal Income Trust as of November 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 153.4%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.2%
$2,950	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,994,456
		$2,994,456
Education — 2.6%
$2,250	California Educational Facilities Authority, Stanford University, Residual Certificates, Variable Rate, 11.40%, 12/1/32(1)(2)	$2,723,220
3,430	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	3,598,001
		$6,321,221
Electric Utilities — 12.0%
$6,500	Brazos River Authority, TX, (Reliant Energy, Inc.), 7.75%, 12/1/18	$7,139,860
1,300	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 5.40%, 5/1/29	1,302,912
2,000	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,252,420
3,550	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	3,612,480
7,250	North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	7,932,370
1,000	Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	1,063,480
3,400	Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,615,832
2,550	Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,720,136
		$29,639,490
Escrowed / Prerefunded — 11.7%
$2,500	California Health Facilities Financing Authority, (Cedars Sinai Medical Center), Prerefunded to 12/1/09, Variable Rate, 9.084%, 12/1/34(1)(3)	$3,073,775
3,000	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33	3,707,880
35,000	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	15,722,700
3,185	Florida Capital Projects Finance Authority, Student Housing Revenue, (University of Central Florida), Prerefunded to 8/15/10 , 7.75%, 8/15/20	3,721,672
920	Longleaf, FL, Community Development District, Prerefunded to 5/1/06, 6.65%, 5/1/20	949,514

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$1,400	Mesquite, TX, Health Facilities Authority, (Christian Retirement Facility), Prerefunded to 2/15/10, 7.625%, 2/15/28	$1,619,170
		$28,794,711
General Obligations — 7.1%
$1,500	California, 5.25%, 11/1/29	$1,570,635
4,950	California, 5.50%, 11/1/33	5,327,041
3,100	California, (AMT), 5.05%, 12/1/36	3,126,784
1,200	New York, NY, Variable Rate, 8.959%, 6/1/28(1)(2)	1,380,852
5,000	Puerto Rico, Variable Rate, 7.706%, 7/1/29(1)(3)	6,170,900
		$17,576,212
Health Care-Miscellaneous — 1.1%
$576	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.00%, 12/1/36	$584,218
1,521	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.25%, 12/1/36	1,622,040
577	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 7.75%, 12/1/36	583,499
		$2,789,757
Hospital — 19.0%
$2,000	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36(4)	$1,982,580
3,500	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	3,536,330
865	Chautauqua County, NY, IDA, (Women's Christian Association), 6.35%, 11/15/17	908,881
975	Chautauqua County, NY, IDA, (Women's Christian Association), 6.40%, 11/15/29	1,015,072
1,000	Halifax, FL, Medical Center, 7.25%, 10/1/24	1,116,200
6,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24	6,381,600
2,725	Highland County, OH, (Joint Township Hospital District), 6.75%, 12/1/29	2,861,822
5,000	Illinois Health Facility Authority, (Loyola University Health System), 6.00%, 7/1/21	5,299,500
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	2,502,565
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,132,840
945	Mecosta County, MI, General Hospital, 5.75%, 5/15/09	969,910
2,500	Mecosta County, MI, General Hospital, 6.00%, 5/15/18	2,560,550
1,500	New Jersey Health Care Facilities Financing Authority, (Trinitas Hospital), 7.50%, 7/1/30	1,669,395
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,072,300

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$1,420	Oneonta, AL, Eastern Health Care Facility Financing Authority, (Eastern Health Systems, Inc.), 7.75%, 7/1/21	$1,564,073
7,000	Rhode Island HEFA, (St. Joseph Health Services), 5.50%, 10/1/29	6,778,240
500	Washington County, AR, Hospital, (Washington Regional Medical Center), 5.00%, 2/1/35	494,815
		$46,846,673
Housing — 11.7%
$990	California Statewide Communities Development Authority, (AMT), Variable Rate, 28.421%, 12/1/34(1)(2)(5)	$981,674
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19	4,285,520
4,000	Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09(1)	4,268,560
880	Lake Creek, CO, Affordable Housing Corp., Multifamily, 7.00%, 12/1/23	886,116
4,410	Louisiana Public Facilities Authority, (Eden Point), 6.25%, 3/1/34	4,510,813
4,000	Muni Mae Tax-Exempt Bond, LLC, (AMT), 6.875%, 6/30/49	4,304,840
2,975	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	3,017,513
3,495	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,521,632
970	Raleigh, NC, Housing Authority, Multifamily, (Cedar Point), 7.00%, 11/1/30(6)	10
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	3,163,974
		$28,940,652
Industrial Development Revenue — 10.6%
$1,825	ABIA Development Corp., TX, (Austin Cargoport Development), (AMT), 6.50%, 10/1/24	$1,741,060
1,700	Broward County, FL, IDR, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	1,583,586
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,335,139
1,045	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 6.875%, 10/1/32(6)	976,448
1,220	Effingham County, GA, (Solid Waste Disposal), (Fort James), (AMT), 5.625%, 7/1/18	1,180,960
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.) (AMT), 5.70%, 4/1/32	2,545,175
1,000	Kenton County, KY, Airport, (Delta Airlines), (AMT), 7.125%, 2/1/21	619,420
6,000	New Jersey EDA, (Continental Airlines), (AMT), 6.25%, 9/15/29	4,977,540

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$1,500	New York City, NY, IDA, (AMT), Variable Rate, 21.804%, 8/1/28(1)(2)	$1,479,720
1,300	New York City, NY, IDA, (American Airlines, Inc.), (AMT), Variable Rate, 7.75%, 8/1/31	1,256,632
875	New York City, NY, IDA, (AMT), Variable Rate, 23.832%, 8/1/28(1)(2)	965,387
5,000	Ohio Environmental Facilities, (Ford Motor Co.), (AMT), 5.75%, 4/1/35	4,113,700
4,350	Phoenix, AZ, IDA, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	3,445,765
		$26,220,532
Insured-Education — 1.3%
$3,000	Massachusetts HEFA, (Berklee College of Music), (MBIA), Variable Rate, 6.97%, 10/1/27(1)(3)	$3,238,740
		$3,238,740
Insured-Electric Utilities — 0.6%
$1,350	Wamego, KS, PCR, (MBIA), 5.30%, 6/1/31	$1,428,637
		$1,428,637
Insured-Escrowed / Prerefunded — 1.8%
$4,250	Metropolitan Transportation Authority of New York, Escrowed to Maturity, (FGIC), 4.75%, 7/1/26	$4,313,622
		$4,313,622
Insured-General Obligations — 16.6%
$7,905	California, (AMBAC), 4.25%, 3/1/28	$7,382,638
2,625	California, (FGIC), Variable Rate, 11.40%, 9/1/30(1)(2)	3,213,840
500	California, (FGIC), Variable Rate, 52.041%, 12/1/29(1)(2)(5)	1,338,700
30,160	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/22(7)	13,486,346
13,000	Illinois Development Finance Authority, (Local Government Program-Elgin School District-U46), (FSA), 0.00%, 1/1/20	6,784,830
4,100	New York Convention Center Development Corp., (AMBAC), 4.75%, 11/15/45	4,070,111
4,000	Puerto Rico, (FSA), Variable Rate, 9.44%, 7/1/27(1)(2)	4,737,720
		$41,014,185
Insured-Hospital — 9.4%
$19,705	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/25	$7,543,074
22,420	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/26	8,193,389

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$10,000	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	$3,452,600
4,000	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Medical Center), (MBIA), Variable Rate, 7.834%, 7/1/28(1)(2)	4,052,800
		$23,241,863
Insured-Housing — 2.0%
$4,525	Virginia Housing Development Authority, (MBIA), Variable Rate, 9.85%, 7/1/36(1)(2)	$4,889,534
		$4,889,534
Insured-Transportation — 19.4%
$1,500	Central Texas Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$1,517,955
3,500	Chicago, IL, O'Hare International Airport, (AMBAC), (AMT), 5.375%, 1/1/32	3,605,700
2,983	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), Variable Rate, 13.384%, 5/1/10(1)(2)	3,760,698
25,500	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 3/1/36	5,000,805
2,400	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), Variable Rate, 8.643%, 1/1/37(1)(2)	2,486,832
5,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), 5.25%, 1/1/32	5,215,200
5,500	Nevada Department of Business and Industry, (Las Vegas Monorail -1st Tier), (AMBAC), 5.375%, 1/1/40	5,719,835
5,000	New York State Thruway Authority, (FSA), 5.00%, 3/15/24	5,247,850
2,000	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 8.595%, 7/1/32(1)(2)	2,177,760
7,000	San Antonio, TX, Airport System, (Improvements), (FGIC), (AMT), 5.25%, 7/1/21	7,265,790
1,500	South Carolina Transportation Infrastructure, (AMBAC), 5.00%, 10/1/33	1,538,745
9,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	4,324,320
		$47,861,490
Nursing Home — 2.2%
$695	Okaloosa County, FL, Retirement Rental Housing, (Encore Retirement Partners), 6.125%, 2/1/14	$634,938
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	2,059,720

Principal Amount (000's omitted)	Security	Value
Nursing Home (continued)
$2,820	Wisconsin HEFA, (Wisconsin Illinois Senior Housing), 7.00%, 8/1/29	$2,787,514
		$5,482,172
Other Revenue — 16.8%
$3,930	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14	$4,224,947
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	2,101,449
10,000	Golden Tobacco Securitization Corp., CA, 5.00%, 6/1/45	9,965,800
3,160	Golden Tobacco Securitization Corp., CA, 6.75%, 6/1/39	3,560,309
2,900	Golden Tobacco Securitization Corp., CA, Variable Rate, 8.035%, 6/1/38(1)(3)(5)	3,572,539
1,500	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21	1,617,285
3,900	Puerto Rico Infrastructure Financing Authority, Variable Rate, 14.705%, 10/1/32(1)(2)(8)	5,392,452
1,600	Sandoval County, NM, (Santa Ana Pueblo), 7.75%, 7/1/15	1,639,200
3,300	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	3,355,011
1,290	Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39	1,440,646
3,000	Tobacco Settlement Financing Corp., NJ, Variable Rate, 10.555%, 6/1/39(1)(3)(5)	3,700,680
1,000	Tobacco Settlement Financing Corp., VA, Variable Rate, 9.123%, 6/1/37(1)(2)(5)	1,008,750
		$41,579,068
Senior Living / Life Care — 1.7%
$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27	$1,615,272
3,240	Logan County, CO, Industrial Development Revenue, (TLC Care Choices, Inc.), 6.875%, 12/1/23	2,619,540
		$4,234,812
Special Tax Revenue — 3.2%
$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,348,782
340	Longleaf, FL, Community Development District, 6.20%, 5/1/09	340,194
735	Longleaf, FL, Community Development District, 6.65%, 5/1/20	755,874
1,150	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24	1,194,379
2,115	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29	2,218,889
		$7,858,118

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Transportation — 1.4%
$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,510,440
1,875	Kent County, MI, Airport Facility, Variable Rate, 10.16%, 1/1/25(1)(3)	1,985,288
		$3,495,728
Total Tax-Exempt Investments — 153.4% (identified cost $354,762,807)		$378,761,673
Other Assets, Less Liabilities — (0.3)%		$(811,394)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (53.1)%		$(131,035,196)
Net Assets Applicable to Common Shares — 100.0%		$246,915,083

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

At November 30, 2005, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

California	22.2%
Colorado	11.6%
Illinois	11.8%
Texas	16.9%
Others, representing less than 10% individually	90.9%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2005, 33.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.0% to 10.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the aggregate value of the securities is $66,600,421 or 27.0% of the Trust's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2005.

(3)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2005.

(4)  When-issued security.

(5)  Security is subject to a shortfall and forbearance agreement.

(6)  Defaulted bond.

(7)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(8)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2005

Assets
Investments, at value (identified cost, $354,762,807)	$378,761,673
Interest receivable	6,750,133
Receivable for daily variation margin on open financial futures contracts	186,675
Total assets	$385,698,481
Liabilities
Due to custodian	$5,223,233
Payable for when-issued securities	1,972,180
Payable for investment advisory fees	216,360
Payable for investments purchased	148,898
Payable for administration fees	61,817
Payable to affiliate for Trustees' fees	934
Accrued expenses	124,780
Total liabilities	$7,748,202
Auction preferred shares (5,240 shares outstanding) at liquidation value plus cumulative unpaid dividends	131,035,196
Net assets applicable to common shares	$246,915,083
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 17,063,123 shares issued and outstanding	$170,631
Additional paid-in capital	252,523,737
Accumulated net realized loss (computed on the basis of identified cost)	(31,870,412)
Undistributed net investment income	2,087,986
Net unrealized appreciation (computed on the basis of identified cost)	24,003,141
Net assets applicable to common shares	$246,915,083
Net Asset Value Per Common Share
($246,915,083 ÷ 17,063,123 common shares issued and outstanding)	$14.47

Statement of Operations

For the Year Ended
November 30, 2005

Investment Income
Interest	$24,184,943
Total investment income	$24,184,943
Expenses
Investment adviser fee	$2,629,024
Administration fee	751,150
Trustees' fees and expenses	10,260
Preferred shares remarketing agent fee	327,502
Custodian fee	223,953
Transfer and dividend disbursing agent fees	215,693
Legal and accounting services	94,782
Printing and postage	37,828
Miscellaneous	95,311
Total expenses	$4,385,503
Deduct — Reduction of custodian fee	$16,157
Total expense reductions	$16,157
Net expenses	$4,369,346
Net investment income	$19,815,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,902,792
Financial futures contracts	832,330
Swap contracts	(1,985,600)
Net realized gain	$2,749,522
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$7,328,447
Financial futures contracts	(634,682)
Swap contracts	901,216
Net change in unrealized appreciation (depreciation)	$7,594,981
Net realized and unrealized gain	$10,344,503
Distributions to preferred shareholders from net investment income	$(2,562,362)
Net increase in net assets from operations	$27,597,738

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended November 30, 2005	Year Ended November 30, 2004
From operations — Net investment income	$19,815,597	$21,386,249
Net realized gain (loss) from Investment transactions, financial futures contracts, and swaps contracts	2,749,522	(2,665,151)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, and swaps contracts	7,594,981	393,770
Distributions to preferred shareholders From net investment income	(2,562,362)	(1,514,374)
Net increase in net assets from operations	$27,597,738	$17,600,494
Distributions to common shareholders — From net investment income	$(18,784,749)	$(20,069,386)
Total distributions to common shareholders	$(18,784,749)	$(20,069,386)
Capital share transactions — Reinvestment of distributions to common shareholders	$1,798,870	$2,211,642
Net increase in net assets from capital share transactions	$1,798,870	$2,211,642
Net increase (decrease) in net assets	$10,611,859	$(257,250)
Net Assets Applicable to Common Shares
At beginning of year	$236,303,224	$236,560,474
At end of year	$246,915,083	$236,303,224
Undistributed net investment income included in net assets applicable to common shares
At end of year	$2,087,986	$3,738,738

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value — Beginning of year (Common shares)	$13.950	$14.090	$13.020	$12.930	$11.950
Income (loss) from operations
Net investment income	$1.165	$1.268	$1.269	$1.255	$1.124
Net realized and unrealized gain (loss)	0.611	(0.128)	1.026	0.013	0.873
Distributions to preferred shareholders From net investment income	(0.151)	(0.090)	(0.095)	(0.148)	(0.240)
Total income from operations	$1.625	$1.050	$2.200	$1.120	$1.757
Less distributions to common shareholders
From net investment income	$(1.105)	$(1.190)	$(1.130)	$(1.030)	$(0.777)
Total distributions to common shareholders	$(1.105)	$(1.190)	$(1.130)	$(1.030)	$(0.777)
Net asset value — End of year (Common shares)	$14.470	$13.950	$14.090	$13.020	$12.930
Market value — End of year (Common shares)	$14.960	$16.150	$15.550	$14.050	$13.500
Total Return(3)	(0.38)%	12.54%	20.02%	12.32%	28.95%

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$246,915	$236,303	$236,560	$216,275	$212,315
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(4)	1.79%	1.79%	1.80%	1.89%	1.88%
Expenses after custodian fee reduction(4)	1.78%	1.78%	1.80%	1.88%	1.88%
Net investment income(4)	8.08%	9.14%	9.37%	9.69%	8.79%
Portfolio Turnover	39%	21%	30%	14%	60%

†  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares are as follows:

Ratios (As a percentage of average total net assets):
Expenses	1.17%	1.15%	1.14%	1.17%	1.15%
Expenses after custodian fee reduction	1.16%	1.14%	1.14%	1.17%	1.15%
Net investment income	5.27%	5.86%	5.93%	6.01%	5.40%
Senior Securities:
Total preferred shares outstanding	5,240	5,240	5,240	5,240	5,240
Asset coverage per preferred share(5)	$72,128	$70,112	$70,154	$66,291	$65,548
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69% and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(5)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(6)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations if any are normally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. The value of interest rate swaps are based upon a dealer quotation. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions — Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

C  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Income Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2005, the Trust, for federal income tax purposes, had a capital loss carryover of $32,488,678 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($7,359,318), November 30, 2008 ($14,623,294), November 30, 2009 ($5,266,337), November 30, 2011 ($2,541,236) and November 30, 2012 ($2,698,493). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Options on Financial Futures Contracts — Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or

Eaton Vance Municipal Income Trust as of November 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

G  Interest Rate Swaps — The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

H  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  Auction Preferred Shares (APS)

The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and generally have been reset every 7 days thereafter by an auction unless a special dividend period has been set. Prior to July 12, 2005, a special dividend period of 733 days was in effect for the Series A shares. Dividend rates ranged from 1.25% to 2.82% for Series A and 1.40% to 2.80% for Series B Shares, during the year ended November 30, 2005. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares

Eaton Vance Municipal Income Trust as of November 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

on November 30, 2005 was 2.82% and 2.80%, for Series A and Series B Shares, respectively. For the year ended November 30, 2005, the Trust paid dividends to Auction Preferred shareholders amounting to $1,134,302 and $1,428,060 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 1.73% and 2.18%, respectively.

The Trust distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the years ended November 30, 2005 and November 30, 2004 was as follows:

	Year Ended November 30,
	2005	2004
Distributions declared from:
Tax exempt income	$21,312,518	$21,583,544
Ordinary income	$34,593	$216

During the year ended November 30, 2005, undistributed net investment income was decreased by $119,238, and accumulated net realized loss was decreased by $119,238 primarily due to differences between book and tax accounting for amortization and accretion on debt securities. This change had no effect on the net assets or the net asset value per share.

As of November 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$2,123,182
Capital loss carryforwards	$(32,488,678)
Unrealized gain	$24,625,682
Other temporary differences	$(39,471)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the year ended November 30, 2005, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $2,629,024. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended November 30, 2005, the administrative fee amounted to $751,150.

Certain officers and Trustees of the Trust are officers of EVM.

5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $151,092,875 and $145,683,548, respectively, for the year ended November 30, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at November 30, 2005, as computed for Federal income tax purposes, are as follows:

Aggregate cost	$354,140,266
Gross unrealized appreciation	$31,080,064
Gross unrealized depreciation	(6,458,657)
Net unrealized appreciation	$24,621,407

Eaton Vance Municipal Income Trust as of November 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

	Year Ended November 30,
	2005	2004
Shares issued pursuant to the Trust's dividend reinvestment plan	118,733	149,511
Net increase	118,733	149,511

8  Overdraft Advances

Pursuant to the custodian agreement between the Trust and Investors Bank & Trust (IBT), IBT may in its discretion advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft by the Trust, the Trust is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. At November 30, 2005, the Trust had a payment due to IBT pursuant to the foregoing arrangement of $5,223,233.

9  Financial Instruments

The Trust regularly trades in financial instruments with
off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 2005 is as follows:

Futures Contracts
Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
	1,200 U.S.
03/06	Treasury Bond	Short	$(134,441,775)	$(134,437,500)	$4,275
					$4,275

At November 30, 2005, the Trust had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Eaton Vance Municipal Income Trust as of November 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the Trust), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 19, 2006

Eaton Vance Municipal Income Trust as of November 30, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends-The Trust designates 99.84% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Municipal Income Trust
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 2005, our records indicate that there are 146 registered shareholders and approximately 7,765 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Municipal Income Trust (the "Fund"), and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered the investment adviser's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Fund. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of comparative information with respect to the Fund's investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of the advisory fees paid by the Fund and the Fund's expense ratio, the Special Committee noted the benefits that have accrued to shareholders as a result of the financial resources committed by Eaton Vance in structuring the Fund at the time of its initial public offering and concluded that the fees paid by the Fund and the Fund's expense ratio are reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Vice President and Trustee	Until 2007. 3 years. Trustee since 1998.	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Executive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2007. 3 years. Trustee since 1998 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunication services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003.	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2006. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 1998.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trusts	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2006. 3 years. Trustee since 1998.	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trusts	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Robert B. MacIntosh 1/22/57	President	Since 2005(2)	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Mr. MacIntosh served as Vice President of the Trust since 1998 and Ms. Campbell served as Assistant Treasurer of the Trust since 1998.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on April 15, 2005. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touch LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

151-1/06  CE-NASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended November 30, 2004 and November 30, 2005 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	11/30/2004	11/30/2005

Audit Fees	$43,540	$45,425

Audit-Related Fees(1)	$3,600	$3,640

Tax Fees(2)	$6,100	$6,405

All Other Fees(3)	$0	$0

Total	$53,240	$55,470

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-

Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended November 30, 2004 and November 30, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/2004	11/30/2005

Registrant	$9,700	$10,045

Eaton Vance(1)	$334,713	$179,500

(1) The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date: January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: January 13, 2006

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date: January 13, 2006